                      DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA One-Year Fixed Income Portfolio
       (Institutional Class Shares, Class R1 Shares, and Class R2 Shares)
                   DFA Two-Year Global Fixed Income Portfolio
       (Institutional Class Shares, Class R1 Shares, and Class R2 Shares)

                           SUPPLEMENT TO PROSPECTUSES
                             DATED FEBRUARY 28, 2009

This Supplement  describes  certain  technical changes to your investment in the
DFA One-Year Fixed Income  Portfolio and/or the DFA Two-Year Global Fixed Income
Portfolio. These changes will not affect the value of your investment.

On October 23, 2009 (the  "Effective  Date"),  the DFA One-Year Fixed Income and
the DFA Two-Year  Global Fixed Income  Portfolios of DFA  Investment  Dimensions
Group Inc.  ("DFAIDG")  will each simplify its structure by no longer  investing all of its assets in a  corresponding  series (each a "Master  Fund") of The DFA
Investment  Trust Company (the "Trust") in a master-feeder  structure.  Instead, each DFAIDG Portfolio will begin purchasing portfolio securities directly.  Each
Portfolio  will have the same  investment  objective  and strategy as the Master
Fund it previously invested in and therefore, each Portfolio will continue to be exposed to the same  investments  it previously  was. As of the Effective  Date,
each  Portfolio  will  acquire  the  portfolio   securities  then  held  by  its
corresponding  Master Fund. It was determined that it is no longer  necessary to have a master-feeder structure. The existing structure is shown below:

------------------------------------ -------------------------------------------
Portfolio                            Corresponding Master Fund
------------------------------------ -------------------------------------------
DFA One-Year Fixed Income Portfolio  The DFA One-Year Fixed Income Series
------------------------------------ -------------------------------------------
DFA Two-Year Global Fixed Income     The DFA Two-Year Global Fixed Income Series
Portfolio
------------------------------------ -------------------------------------------

Prior to the Effective Date,  DFAIDG,  on behalf of each  Portfolio,  will enter into an  investment  management  agreement  with  Dimensional  Fund  Advisors LP
("Dimensional")  to manage  each  Portfolio's  assets,  replacing  the  existing investment  management  agreement with respect to each of the Master Funds.  The terms of  DFAIDG's  investment  management  agreement  for each  Portfolio  with
Dimensional (including the management fee) will be identical to the terms of the
Trust's investment management agreement with Dimensional relating to each Master
Fund.  Each  Portfolio's  annual  operating  expenses  are  expected  to  remain substantially  the same following the  Portfolio's  change from a  master-feeder structure to a direct investing portfolio as the annual operating expenses would have been had the Portfolio remained as the sole feeder portfolio shareholder of its corresponding Master Fund.

David A. Plecha,  the portfolio manager who coordinates the efforts of all other portfolio  managers  with  respect  to the  Fixed  Income  Portfolios,  and  who currently  is the  portfolio  manager of each  Master  Fund,  will be  primarily responsible for the day-to-day management of each Portfolio after these changes.

The  transaction  itself is  non-taxable  to  shareholders.  In addition,  it is anticipated  that the changes will not result in any change in the tax treatment of the Portfolios or the portfolio securities they acquire.

                 The date of this Supplement is August 21, 2009.